UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 30, 2020

Sunnova Energy International Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540

Houston, Texas 77046

(Address, including zip code, of principal executive offices)

(281) 985-9904

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

As previously disclosed, on October 28, 2020, a wholly owned subsidiary (the “TEP IV Borrower”) of Sunnova Energy International Inc., a Delaware corporation (the “Company”), entered into that certain Eighth Amendment (the “TEP IV Eighth Amendment”), which amends that certain Credit Agreement, dated as of September 6, 2019 (the “TEP IV Credit Agreement”), by and among the TEP IV Borrower, certain other subsidiaries of the Company, Credit Suisse AG, New York Branch, as agent, and the lenders and other financial institutions party thereto.

On November 9, 2020, the TEP IV Borrower entered into that certain Ninth Amendment (the “TEP IV Ninth Amendment”), which amends the TEP IV Credit Agreement. Capitalized terms used but not defined in this Current Report on Form 8-K shall have the meanings ascribed to them in the TEP IV Amendment.

The TEP IV Ninth Amendment amended the TEP IV Credit Agreement to, among other things, (i) reduce the borrowing base for solar assets owned by Sunnova TEP IV-G, LLC (“TEPIVG”) (ii) reduce the Class A borrowing base for solar assets owned by TEPIVG, (iii) reduce the Class B aggregate borrowing base for solar assets owned by TEPIVG, (iv) include a carveout for solar assets owned by TEPIVG in the calculation of SRECs available for delivery in the determination of the Project SREC Hedge Ratio, and (v) require that TEPIVG and Sunnova TEP IV-G Manager, LLC, the Class B member of TEPIVG, be included in the first Takeout Transaction immediately following the earlier of certain dates and that the Class A capital contribution commitment related to TEPIVG has not increased since the closing of the TEPIVG tax equity fund in order for any solar assets owned by TEPIVG to be an Eligible Solar Asset.

A copy of the TEP IV Eighth Amendment and the TEP IV Ninth Amendment are attached hereto as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description

10.1¥	Eighth Amendment to Credit Agreement among Sunnova TEP Holdings, LLC, Sunnova TE Management, LLC, Credit Suisse AG, New York Branch, the Funding Agents from time to time party thereto, and the Lenders from time to time party thereto, dated October 28, 2020.

10.2¥	Ninth Amendment to Credit Agreement among Sunnova TEP Holdings, LLC, Sunnova TE Management, LLC, Credit Suisse AG, New York Branch, the Funding Agents from time to time party thereto, and the Lenders from time to time party thereto, dated November 9, 2020.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

¥	Portions of this exhibit have been omitted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: November 30, 2020	By:	/s/ Walter A. Baker
Walter A. Baker
Executive Vice President, General Counsel and Secretary